Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2026
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 15, 2026. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

ACQUISITION OF FIRSTBANK HOLDING COMPANY
On January 5, 2026, PNC completed its acquisition of FirstBank Holding Company, including its banking subsidiary FirstBank. At close, FirstBank had $26 billion of assets, $16 billion of loans and $23 billion of deposits. Effective January 5, 2026, FirstBank’s financial results are included in PNC’s consolidated operations. PNC's previously disclosed amounts do not include FirstBank amounts. PNC's first quarter 2026 Form 10-Q will include additional information on this acquisition.

PRESENTATION OF LOAN CLASSES
Effective January 1, 2026, PNC updated its defined loan classes (classes of financing receivables) as follows: (i) equipment lease financing loans were reclassified to the Commercial and industrial loan class based on similarities in the manner in which credit risk is monitored and assessed within these portfolios, as well as materiality considerations, and (ii) education loans were reclassified to the Other consumer loan class based on materiality considerations. All impacted tables have been updated accordingly, and prior periods have been adjusted to conform with the current presentation.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2026	2025	2025	2025	2025
Interest Income
Loans	$4,792	$4,640	$4,751	$4,609	$4,472
Investment securities	1,202	1,188	1,211	1,151	1,124
Other	450	552	565	510	534
Total interest income	6,444	6,380	6,527	6,270	6,130
Interest Expense
Deposits	1,735	1,864	1,980	1,845	1,808
Borrowed funds	748	785	899	870	846
Total interest expense	2,483	2,649	2,879	2,715	2,654
Net interest income	3,961	3,731	3,648	3,555	3,476
Noninterest Income
Asset management and brokerage	420	411	404	391	391
Capital markets and advisory	463	489	432	321	306
Card and cash management	738	733	737	737	692
Lending and deposit services	340	342	335	317	316
Residential and commercial mortgage	118	148	161	128	134
Other (a) (b)	125	217	198	212	137
Total noninterest income	2,204	2,340	2,267	2,106	1,976
Total revenue	6,165	6,071	5,915	5,661	5,452
Provision For Credit Losses	210	139	167	254	219
Noninterest Expense
Personnel	2,106	2,033	1,970	1,889	1,890
Occupancy	262	247	235	235	245
Equipment	415	412	416	394	384
Marketing	87	101	93	99	85
Other	898	810	747	766	783
Total noninterest expense	3,768	3,603	3,461	3,383	3,387
Income before income taxes and noncontrolling interests	2,187	2,329	2,287	2,024	1,846
Income taxes	415	296	465	381	347
Net income	1,772	2,033	1,822	1,643	1,499
Less: Net income attributable to noncontrolling interests	12	13	14	16	18
Preferred stock dividends (c)	73	83	71	83	71
Preferred stock discount accretion and redemptions	1	3	2	2	2
Net income attributable to common shareholders	$1,686	$1,934	$1,735	$1,542	$1,408
Earnings Per Common Share
Basic	$4.13	$4.88	$4.36	$3.86	$3.52
Diluted	$4.13	$4.88	$4.35	$3.85	$3.51
Average Common Shares Outstanding
Basic	405	394	396	397	398
Diluted	405	394	396	397	398
Efficiency	61%	59%	59%	60%	62%
Noninterest income to total revenue	36%	39%	38%	37%	36%
Effective tax rate (d)	19.0%	12.7%	20.3%	18.8%	18.8%
(a)Includes net gains (losses) on sale of securities of $28 million, $(7) million, less than $1 million, less than $1 million and $(2) million for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025.
(b)Includes Visa derivative fair value adjustments of $(32) million, $(41) million, $(35) million, $2 million and $(40) million for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(c)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$5,646	$6,777	$5,553	$5,939	$6,102
Interest-earning deposits with banks (a)	26,053	32,936	33,318	24,455	32,298
Loans held for sale (b)	1,332	1,939	1,104	1,837	1,236
Investment securities – available-for-sale	71,072	68,135	68,297	67,136	63,318
Investment securities – held-to-maturity	72,040	70,105	73,226	75,212	74,457
Loans (b)	360,923	331,481	326,616	326,340	318,850
Allowance for loan and lease losses	(4,663)	(4,410)	(4,478)	(4,523)	(4,544)
Net loans	356,260	327,071	322,138	321,817	314,306
Equity investments	10,512	10,790	9,972	9,755	9,448
Mortgage servicing rights	3,816	3,659	3,627	3,467	3,564
Goodwill	13,282	10,959	10,962	10,932	10,932
Other (b)	43,015	41,201	40,570	38,557	39,061
Total assets	$603,028	$573,572	$568,767	$559,107	$554,722
Liabilities
Deposits
Noninterest-bearing	$99,297	$91,748	$91,207	$93,253	$92,369
Interest-bearing (b)	358,351	349,118	341,542	333,443	330,546
Total deposits	457,648	440,866	432,749	426,696	422,915
Borrowed funds
Federal Home Loan Bank advances	21,417	13,000	16,100	18,000	18,000
Senior debt	38,021	38,642	38,695	35,750	34,987
Subordinated debt	4,502	3,016	3,512	3,490	4,163
Other (b)	2,726	2,443	4,037	3,184	3,572
Total borrowed funds	66,666	57,101	62,344	60,424	60,722
Allowance for unfunded lending related commitments	832	818	775	759	674
Accrued expenses and other liabilities (b)	14,206	14,151	13,861	13,573	13,960
Total liabilities	539,352	512,936	509,729	501,452	498,271
Equity
Preferred stock (c)	—	—	—	—	—
Common stock - $5 par value
Authorized 800,000,000 shares, issued 557,213,012; 543,497,966; 543,412,079; 543,412,101 and 543,310,646 shares	2,786	2,717	2,717	2,717	2,717
Capital surplus	21,926	18,922	18,859	18,809	18,731
Retained earnings	64,256	63,266	62,008	60,951	60,051
Accumulated other comprehensive income (loss)	(3,773)	(3,408)	(4,077)	(4,682)	(5,237)
Common stock held in treasury at cost: 155,167,491; 153,084,091; 151,030,533; 149,426,326 and 147,519,772 shares	(21,568)	(20,912)	(20,517)	(20,188)	(19,857)
Total shareholders’ equity	63,627	60,585	58,990	57,607	56,405
Noncontrolling interests	49	51	48	48	46
Total equity	63,676	60,636	59,038	57,655	56,451
Total liabilities and equity	$603,028	$573,572	$568,767	$559,107	$554,722
(a)Amounts include balances held with the Federal Reserve Bank of $25.3 billion, $32.0 billion, $32.7 billion, $23.9 billion and $31.9 billion as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2025 Form 10-K included, and our first quarter 2026 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2026	2025	2025	2025	2025
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$34,652	$33,564	$34,752	$34,567	$33,793
U.S. Treasury and government agencies	28,491	28,119	26,799	25,372	24,382
Other	8,505	8,202	8,293	7,818	7,505
Total securities available-for-sale	71,648	69,885	69,844	67,757	65,680
Securities held-to-maturity
Residential mortgage-backed	45,078	42,925	42,667	40,440	40,045
U.S. Treasury and government agencies	20,683	23,426	25,540	26,900	28,931
Other	7,117	5,983	6,384	6,838	7,525
Total securities held-to-maturity	72,878	72,334	74,591	74,178	76,501
Total investment securities	144,526	142,219	144,435	141,935	142,181
Loans
Commercial and industrial	211,358	198,726	195,903	191,526	184,025
Commercial real estate	34,367	30,173	30,850	31,838	33,067
Consumer	55,483	54,884	54,238	53,851	53,421
Residential real estate	49,675	44,146	44,941	45,539	46,111
Total loans	350,883	327,929	325,932	322,754	316,624
Interest-earning deposits with banks (c)	32,612	32,009	35,003	31,570	34,614
Other interest-earning assets	12,457	18,618	12,759	11,348	10,147
Total interest-earning assets	540,478	520,775	518,129	507,607	503,566
Noninterest-earning assets	60,984	55,071	53,404	54,079	52,811
Total assets	$601,462	$575,846	$571,533	$561,686	$556,377
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$85,196	$78,742	$75,890	$70,909	$73,063
Demand	137,558	132,591	128,962	126,222	125,046
Savings	100,940	97,188	96,627	97,028	97,409
Time deposits	35,579	36,180	37,593	35,674	32,763
Total interest-bearing deposits	359,273	344,701	339,072	329,833	328,281
Borrowed funds
Federal Home Loan Bank advances	16,616	14,671	17,615	18,319	19,703
Senior debt	37,383	38,623	38,012	36,142	34,933
Subordinated debt	4,200	3,299	3,616	3,686	4,320
Other	4,675	3,722	7,070	7,146	5,549
Total borrowed funds	62,874	60,315	66,313	65,293	64,505
Total interest-bearing liabilities	422,147	405,016	405,385	395,126	392,786
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	99,081	94,834	92,756	93,142	92,367
Accrued expenses and other liabilities	16,944	16,646	15,624	16,942	16,214
Equity	63,290	59,350	57,768	56,476	55,010
Total liabilities and equity	$601,462	$575,846	$571,533	$561,686	$556,377
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets).
(c)Amounts include average balances held with the Federal Reserve Bank of $31.8 billion, $31.3 billion, $34.2 billion, $30.8 billion and $34.2 billion for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2026	2025	2025	2025	2025
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.72%	3.80%	3.82%	3.76%	3.68%
U.S. Treasury and government agencies	4.04%	4.29%	4.58%	4.55%	4.50%
Other	4.00%	3.97%	3.91%	3.69%	3.65%
Total securities available-for-sale	3.88%	4.02%	4.12%	4.05%	3.98%
Securities held-to-maturity
Residential mortgage-backed	3.20%	3.13%	3.07%	2.90%	2.84%
U.S. Treasury and government agencies	1.59%	1.50%	1.51%	1.53%	1.49%
Other	4.23%	4.28%	4.35%	4.34%	4.39%
Total securities held-to-maturity	2.84%	2.70%	2.65%	2.54%	2.48%
Total investment securities	3.36%	3.35%	3.36%	3.26%	3.17%
Loans
Commercial and industrial	5.43%	5.55%	5.78%	5.72%	5.71%
Commercial real estate	5.79%	5.92%	6.06%	6.01%	5.94%
Consumer	6.99%	7.09%	7.18%	7.11%	7.14%
Residential real estate	3.97%	3.74%	3.75%	3.76%	3.78%
Total loans	5.50%	5.60%	5.76%	5.70%	5.70%
Interest-earning deposits with banks	3.64%	3.92%	4.34%	4.38%	4.42%
Other interest-earning assets	4.95%	4.95%	5.51%	5.66%	6.02%
Total yield on interest-earning assets	4.80%	4.86%	4.99%	4.93%	4.90%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.53%	2.77%	3.07%	3.01%	2.99%
Demand	1.61%	1.78%	1.96%	1.89%	1.87%
Savings	1.49%	1.62%	1.68%	1.63%	1.64%
Time deposits	3.26%	3.53%	3.67%	3.64%	3.69%
Total interest-bearing deposits	1.96%	2.14%	2.32%	2.24%	2.23%
Borrowed funds
Federal Home Loan Bank advances	3.98%	4.41%	4.73%	4.74%	4.73%
Senior debt	5.14%	5.55%	5.85%	5.77%	5.64%
Subordinated debt	5.12%	5.52%	5.81%	5.69%	5.54%
Other	4.14%	4.02%	4.19%	4.24%	4.38%
Total borrowed funds	4.76%	5.18%	5.38%	5.31%	5.25%
Total rate on interest-bearing liabilities	2.37%	2.59%	2.81%	2.74%	2.72%
Interest rate spread	2.43%	2.27%	2.18%	2.19%	2.18%
Benefit from use of noninterest-bearing sources (b)	0.52%	0.57%	0.61%	0.61%	0.60%
Net interest margin	2.95%	2.84%	2.79%	2.80%	2.78%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025 were $29 million, $31 million, $30 million, $28 million and $28 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2026	2025	2025	2025	2025
Commercial
Commercial and industrial
Financial services	$42,224	$37,592	$33,939	$32,378	$29,815
Manufacturing	34,977	30,623	31,044	31,958	29,742
Service providers	27,303	25,552	25,159	24,373	24,206
Wholesale trade	21,146	19,843	19,917	20,045	19,758
Real estate related (a)	17,138	15,275	15,405	15,214	15,370
Technology, media and telecommunications	13,613	12,324	11,594	11,263	10,199
Retail trade	12,973	12,073	12,408	12,970	11,986
Transportation and warehousing	9,872	9,258	8,156	7,865	7,816
Health care	9,526	9,135	9,851	9,873	10,195
Rental and leasing	9,281	9,074	8,940	8,919	8,302
Other industries	23,137	22,149	20,681	20,900	19,880
Total commercial and industrial	221,190	202,898	197,094	195,758	187,269
Commercial real estate	34,770	29,565	30,281	31,250	32,307
Total commercial	255,960	232,463	227,375	227,008	219,576
Consumer
Residential real estate	49,567	43,760	44,637	45,257	45,890
Home equity	26,223	25,941	25,942	25,928	25,846
Automobile	16,325	16,591	16,272	15,892	15,324
Credit card	7,069	7,014	6,636	6,570	6,550
Other consumer	5,779	5,712	5,754	5,685	5,664
Total consumer	104,963	99,018	99,241	99,332	99,274
Total loans	$360,923	$331,481	$326,616	$326,340	$318,850
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Allowance for loan and lease losses
Beginning balance	$4,410	$4,478	$4,523	$4,544	$4,486
Acquisition PCD reserves	93	—	—	—	—
Acquisition PSL reserves (a)	229	—	—	—	—
Adjusted beginning balance	4,732	4,478	4,523	4,544	4,486
Gross charge-offs:
Commercial and industrial	(129)	(85)	(97)	(99)	(113)
Commercial real estate	(19)	(15)	(19)	(64)	(18)
Residential real estate	(1)	—	(6)	—	(2)
Home equity	(10)	(7)	(10)	(9)	(9)
Automobile	(31)	(33)	(32)	(30)	(35)
Credit card	(74)	(73)	(76)	(81)	(90)
Other consumer	(45)	(43)	(44)	(41)	(45)
Acquired loans (b)	(45)	—	—	—	—
Total gross charge-offs	(354)	(256)	(284)	(324)	(312)
Recoveries:
Commercial and industrial	33	33	38	53	42
Commercial real estate	5	3	6	8	5
Residential real estate	2	3	3	3	2
Home equity	8	8	7	12	8
Automobile	20	22	25	24	23
Credit card	20	15	17	15	15
Other consumer	13	10	9	11	12
Total recoveries	101	94	105	126	107
Net (charge-offs) / recoveries:
Commercial and industrial	(96)	(52)	(59)	(46)	(71)
Commercial real estate	(14)	(12)	(13)	(56)	(13)
Residential real estate	1	3	(3)	3	—
Home equity	(2)	1	(3)	3	(1)
Automobile	(11)	(11)	(7)	(6)	(12)
Credit card	(54)	(58)	(59)	(66)	(75)
Other consumer	(32)	(33)	(35)	(30)	(33)
Acquired loans	(45)	—	—	—	—
Total net (charge-offs)	(253)	(162)	(179)	(198)	(205)
Provision for credit losses (c)	188	93	136	171	260
Other	(4)	1	(2)	6	3
Ending balance	$4,663	$4,410	$4,478	$4,523	$4,544
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(120)	$(64)	$(72)	$(102)	$(84)
Consumer net charge-offs	(133)	(98)	(107)	(96)	(121)
Total net charge-offs	(253)	(162)	(179)	(198)	(205)
Net charge-offs to average loans (annualized)	0.29%	0.20%	0.22%	0.25%	0.26%
Commercial	0.18%	0.11%	0.13%	0.18%	0.16%
Consumer	0.38%	0.39%	0.43%	0.39%	0.49%
(a)On January 1, 2026, we adopted ASU 2025-08 - Financial Instruments - Credit Losses (Topic 326): Purchased Loans, and established the initial ACL for purchased seasoned loans (PSLs). Our first quarter 2026 Form 10-Q will include additional information on the adoption of this ASU.
(b)Primarily represents the charge-off of certain loans previously charged off by FirstBank, which were written up upon acquisition to unpaid principal balance as required by purchase accounting.
(c)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2026	2025	2025	2025	2025
Provision for credit losses
Loans and leases	$188	$93	$136	$171	$260
Unfunded lending related commitments	14	43	16	84	(46)
Investment securities	—	—	(1)	(1)	3
Other financial assets	8	3	16	—	2
Total provision for credit losses	$210	$139	$167	$254	$219

Table 8: Allowance for Credit Losses by Loan Class (a)

	March 31, 2026			December 31, 2025			March 31, 2025
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$2,149	$221,190	0.97%	$2,032	$202,898	1.00%	$1,772	$187,269	0.95%
Commercial real estate	1,120	34,770	3.22%	1,057	29,565	3.58%	1,433	32,307	4.44%
Total commercial	3,269	255,960	1.28%	3,089	232,463	1.33%	3,205	219,576	1.46%
Consumer
Residential real estate	92	49,567	0.19%	44	43,760	0.10%	43	45,890	0.09%
Home equity	275	26,223	1.05%	271	25,941	1.04%	286	25,846	1.11%
Automobile	163	16,325	1.00%	158	16,591	0.95%	167	15,324	1.09%
Credit card	647	7,069	9.15%	632	7,014	9.01%	621	6,550	9.48%
Other consumer	217	5,779	3.75%	216	5,712	3.78%	222	5,664	3.92%
Total consumer	1,394	104,963	1.33%	1,321	99,018	1.33%	1,339	99,274	1.35%
Total	4,663	$360,923	1.29%	4,410	$331,481	1.33%	4,544	$318,850	1.43%
Allowance for unfunded lending related commitments	832			818			674
Allowance for credit losses	$5,495			$5,228			$5,218

Supplemental Information
Allowance for credit losses to total loans			1.52%			1.58%			1.64%
Commercial			1.55%			1.62%			1.70%
Consumer			1.46%			1.47%			1.50%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $103 million, $99 million and $91 million at March 31, 2026, December 31, 2025 and March 31, 2025, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Nonperforming loans
Commercial
Commercial and industrial
Manufacturing	$224	$98	$75	$73	$98
Service providers	136	116	119	126	143
Wholesale trade	97	161	96	19	16
Retail trade	79	194	36	64	121
Transportation and warehousing	71	62	68	68	48
Health care	42	47	45	54	77
Technology, media and telecommunications	25	27	83	31	52
Real estate related (a)	25	27	20	24	25
Rental and leasing	5	6	13	16	17
Other industries	46	46	64	23	19
Total commercial and industrial	750	784	619	498	616
Commercial real estate	630	574	663	753	851
Total commercial	1,380	1,358	1,282	1,251	1,467
Consumer (b)
Residential real estate	316	320	326	325	287
Home equity	447	439	431	436	437
Automobile	85	83	82	80	83
Credit card	12	13	13	13	15
Other consumer	3	5	3	3	3
Total consumer	863	860	855	857	825
Total nonperforming loans (c)	2,243	2,218	2,137	2,108	2,292
OREO, foreclosed and other assets (d)	139	143	162	33	32
Total nonperforming assets	2,382	2,361	2,299	2,141	2,324
Nonperforming loans to total loans	0.62%	0.67%	0.65%	0.65%	0.72%
Nonperforming assets to total loans, OREO, foreclosed and other assets (d)	0.66%	0.71%	0.70%	0.66%	0.73%
Nonperforming assets to total assets	0.40%	0.41%	0.40%	0.38%	0.42%
Allowance for loan and lease losses to nonperforming loans	208%	199%	210%	215%	198%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.
(d)Amounts include nonaccrual servicing advances primarily to single asset/single borrower trusts with commercial real estate as collateral totaling $103 million, $105 million and $127 million at March 31, 2026, December 31, 2025 and September 30, 2025, respectively.

Table 10: Change in Nonperforming Assets

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Beginning balance	$2,361	$2,299	$2,141	$2,324	$2,357
New nonperforming assets	539	569	653	367	477
Charge-offs and valuation adjustments	(152)	(91)	(103)	(149)	(135)
Principal activity, including paydowns and payoffs	(343)	(248)	(299)	(312)	(156)
Asset sales and transfers to loans held for sale	(9)	(33)	(13)	(5)	(77)
Returned to performing status	(95)	(135)	(80)	(84)	(142)
Acquired nonperforming assets	81	—	—	—	—
Ending balance	$2,382	$2,361	$2,299	$2,141	$2,324

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Commercial
Commercial and industrial	$283	$182	$161	$133	$257
Commercial real estate	90	14	9	43	6
Total commercial	373	196	170	176	263
Consumer
Residential real estate
Non government insured	221	170	166	169	208
Government insured	63	73	79	78	79
Home equity	73	70	73	62	71
Automobile	59	74	70	74	73
Credit card	41	45	45	42	45
Other consumer	33	32	32	34	35
Total consumer	490	464	465	459	511
Total	$863	$660	$635	$635	$774
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.24%	0.20%	0.19%	0.19%	0.24%
Commercial	0.15%	0.08%	0.07%	0.08%	0.12%
Consumer	0.47%	0.47%	0.47%	0.46%	0.51%
(a)Excludes loans held for sale.

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Commercial
Commercial and industrial	$50	$103	$67	$101	$45
Commercial real estate	17	98	—	6	—
Total commercial	67	201	67	107	45
Consumer
Residential real estate
Non government insured	69	57	48	52	93
Government insured	41	44	39	39	39
Home equity	32	30	27	28	28
Automobile	15	18	17	19	19
Credit card	31	32	31	32	33
Other consumer	18	21	22	20	21
Total consumer	206	202	184	190	233
Total	$273	$403	$251	$297	$278
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.12%	0.08%	0.09%	0.09%
Commercial	0.03%	0.09%	0.03%	0.05%	0.02%
Consumer	0.20%	0.20%	0.19%	0.19%	0.23%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Commercial
Commercial and industrial	68	57	71	79	75
Commercial real estate	1	—	1	—	—
Total commercial	69	57	72	79	75
Consumer
Residential real estate
Non government insured	50	46	38	53	53
Government insured	195	163	126	129	130
Automobile	5	5	4	5	7
Credit card	64	65	63	64	71
Other consumer	39	44	44	41	43
Total consumer	353	323	275	292	304
Total	$422	$380	$347	$371	$379
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.12%	0.11%	0.11%	0.11%	0.12%
Commercial	0.03%	0.02%	0.03%	0.03%	0.03%
Consumer	0.34%	0.33%	0.28%	0.29%	0.31%
Total accruing loans past due	$1,558	$1,443	$1,233	$1,303	$1,431
Commercial	$509	$454	$309	$362	$383
Consumer	$1,049	$989	$924	$941	$1,048
Total accruing loans past due to total loans	0.43%	0.44%	0.38%	0.40%	0.45%
Commercial	0.20%	0.20%	0.14%	0.16%	0.17%
Consumer	1.00%	1.00%	0.93%	0.95%	1.06%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. PNC Wealth Management offers brokerage, investment management and cash management products and services which include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management Group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2026	2025	2025	2025	2025
Full-time employees
Retail Banking	28,046	26,168	26,126	26,291	27,108
Other full-time employees	28,320	27,691	27,397	26,884	26,360
Total full-time employees	56,366	53,859	53,523	53,175	53,468
Part-time employees
Retail Banking	1,389	1,427	1,367	1,465	1,460
Other part-time employees	46	47	48	407	48
Total part-time employees	1,435	1,474	1,415	1,872	1,508
Total	57,801	55,333	54,938	55,047	54,976

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2026	2025	2025	2025	2025
Net Income
Retail Banking	$1,320	$1,241	$1,324	$1,359	$1,121
Corporate & Institutional Banking	1,400	1,514	1,459	1,229	1,244
Asset Management Group	118	121	117	129	105
Other	(1,078)	(856)	(1,092)	(1,090)	(989)
Net income excluding noncontrolling interests	$1,760	$2,020	$1,808	$1,627	$1,481

Revenue
Retail Banking	$3,968	$3,759	$3,806	$3,756	$3,542
Corporate & Institutional Banking	2,982	3,066	2,909	2,720	2,630
Asset Management Group	451	440	430	423	417
Other	(1,236)	(1,194)	(1,230)	(1,238)	(1,137)
Total revenue	$6,165	$6,071	$5,915	$5,661	$5,452
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 16: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31		September 30	June 30	March 31
Dollars in millions	2026	2025		2025	2025	2025
Income Statement
Net interest income	$3,198	$2,989		$3,016	$2,974	$2,836
Noninterest income	770	770		790	782	706
Total revenue	3,968	3,759		3,806	3,756	3,542
Provision for credit losses	124	155		126	83	168
Noninterest expense
Personnel	571	535		529	539	538
Segment allocations (b)	1,088	1,020		979	978	967
Depreciation and amortization	132	95		97	87	86
Other (c)	324	327		336	286	311
Total noninterest expense	2,115	1,977		1,941	1,890	1,902
Pre-tax earnings	1,729	1,627		1,739	1,783	1,472
Income taxes	402	379		406	414	342
Noncontrolling interests	7	7		9	10	9
Earnings	$1,320	$1,241	752	$1,324	$1,359	$1,121
Average Balance Sheet
Loans held for sale	$562	$699		$785	$874	$860
Loans
Consumer
Residential real estate	$38,939	$33,336		$34,043	$34,647	$35,197
Home equity	24,913	24,559		24,551	24,551	24,549
Automobile	16,499	16,403		16,035	15,738	15,240
Credit card	6,912	6,754		6,561	6,483	6,568
Other consumer	3,257	3,320		3,334	3,342	3,391
Total consumer	90,520	84,372		84,524	84,761	84,945
Commercial	20,423	12,603		12,353	12,725	12,841
Total loans	$110,943	$96,975		$96,877	$97,486	$97,786
Total assets	$130,616	$113,714		$114,146	$114,061	$115,176
Deposits
Noninterest-bearing	$58,714	$52,125		$52,604	$52,353	$51,307
Interest-bearing	209,519	191,941		190,652	191,190	189,563
Total deposits	$268,233	$244,066		$243,256	$243,543	$240,870
Performance Ratios
Return on average assets	4.10%	4.33%		4.60%	4.78%	3.95%
Noninterest income to total revenue	19%	20%		21%	21%	20%
Efficiency	53%	53%		51%	50%	54%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2026	2025	2025	2025	2025
Supplemental Noninterest Income Information
Asset management and brokerage	$161	$155	$154	$150	$152
Card and cash management	$322	$328	$334	$328	$296
Lending and deposit services	$200	$199	$199	$190	$184
Residential and commercial mortgage	$63	$78	$89	$61	$65
Residential Mortgage Information
Residential mortgage servicing statistics (d)
Serviced portfolio balance (in billions) (e)	$212	$198	$199	$189	$193
MSR asset value (e)	$2,786	$2,638	$2,622	$2,457	$2,523
Servicing income:
Servicing fees, net (f)	$68	$63	$60	$60	$71
Mortgage servicing rights valuation, net of economic hedge	$(27)	$(5)	$18	$2	$(4)
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.5	$1.6	$1.5	$1.7	$1.0
Loan sale margin percentage	2.25%	1.88%	1.67%	0.91%	0.58%
Other Information
Credit-related statistics
Nonperforming assets (e)	$932	$840	$827	$812	$804
Net charge-offs - loans and leases	$118	$116	$126	$120	$144
Other statistics
Branches (e)(g)	2,315	2,224	2,219	2,218	2,217
Brokerage account client assets (in billions) (e)(h)	$91	$91	$89	$87	$84
(a)See note (a) on page 12.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Represents mortgage loan servicing balances for third parties and the related income.
(e)Presented as of period end.
(f)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(g)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Income Statement
Net interest income	$1,838	$1,856	$1,777	$1,698	$1,652
Noninterest income	1,144	1,210	1,132	1,022	978
Total revenue	2,982	3,066	2,909	2,720	2,630
Provision for credit losses	77	14	44	184	49
Noninterest expense
Personnel	460	472	403	370	376
Segment allocations (b)	424	422	387	381	383
Depreciation and amortization	46	55	46	49	51
Other (c)	146	158	140	150	146
Total noninterest expense	1,076	1,107	976	950	956
Pre-tax earnings	1,829	1,945	1,889	1,586	1,625
Income taxes	424	425	425	352	377
Noncontrolling interests	5	6	5	5	4
Earnings	$1,400	$1,514	$1,459	$1,229	$1,244
Average Balance Sheet
Loans held for sale	$665	$632	$691	$775	$255
Loans
Commercial
Commercial and industrial	$194,711	$185,195	$182,484	$177,630	$170,071
Commercial real estate	28,802	29,374	30,032	30,962	32,151
Total commercial	223,513	214,569	212,516	208,592	202,222
Consumer	3	2	2	4	3
Total loans	$223,516	$214,571	$212,518	$208,596	$202,225
Total assets	$249,789	$241,169	$238,338	$234,391	$227,069
Deposits
Noninterest-bearing	$38,959	$41,308	$38,732	$39,196	$39,501
Interest-bearing	122,219	122,457	116,460	107,275	108,503
Total deposits	$161,178	$163,765	$155,192	$146,471	$148,004
Performance Ratios
Return on average assets	2.27%	2.49%	2.43%	2.10%	2.22%
Noninterest income to total revenue	38%	39%	39%	38%	37%
Efficiency	36%	36%	34%	35%	36%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2026	2025	2025	2025	2025
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,169	$1,197	$1,120	$1,077	$1,049
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$14	$35	$22	$24	$26
Commercial mortgage loan servicing income (f)	108	115	121	116	94
Commercial mortgage servicing rights valuation, net of economic hedge	28	37	47	36	39
Total	$150	$187	$190	$176	$159
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g)(h)	$296	$294	$293	$295	$294
MSR asset value (g)	$1,029	$1,021	$1,006	$1,010	$1,041
Average loans by C&IB business
Corporate Banking	$137,550	$130,050	$126,994	$123,069	$117,659
Real Estate	41,074	40,836	41,863	42,533	43,283
Business Credit	33,944	32,552	32,412	31,544	30,044
Commercial Banking	7,113	7,007	7,158	7,281	7,343
Other	3,835	4,126	4,091	4,169	3,896
Total average loans	$223,516	$214,571	$212,518	$208,596	$202,225
Credit-related statistics
Nonperforming assets (g)	$1,309	$1,375	$1,323	$1,160	$1,372
Net charge-offs - loans and leases	$92	$49	$53	$83	$64
(a)See note (a) on page 12.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2026	2025	2025	2025	2025
Income Statement
Net interest income	$189	$180	$176	$179	$174
Noninterest income	262	260	254	244	243
Total revenue	451	440	430	423	417
Provision for (recapture of) credit losses	5	(11)	4	(13)	1
Noninterest expense
Personnel	125	120	115	115	121
Segment allocations (b)	127	133	120	118	117
Depreciation and amortization	10	11	9	10	8
Other (c)	30	29	29	25	33
Total noninterest expense	292	293	273	268	279
Pre-tax earnings	154	158	153	168	137
Income taxes	36	37	36	39	32
Earnings	$118	$121	$117	$129	$105
Average Balance Sheet
Loans
Consumer
Residential real estate	$9,826	$9,876	$9,937	$9,912	$9,907
Other consumer	3,735	3,673	3,574	3,543	3,472
Total consumer	13,561	13,549	13,511	13,455	13,379
Commercial	835	566	659	731	657
Total loans	$14,396	$14,115	$14,170	$14,186	$14,036
Total assets	$14,804	$14,505	$14,575	$14,629	$14,482
Deposits
Noninterest-bearing	$1,411	$1,387	$1,426	$1,585	$1,540
Interest-bearing	26,310	25,564	25,437	25,327	26,106
Total deposits	$27,721	$26,951	$26,863	$26,912	$27,646
Performance Ratios
Return on average assets	3.23%	3.31%	3.18%	3.54%	2.94%
Noninterest income to total revenue	58%	59%	59%	58%	58%
Efficiency	65%	67%	63%	63%	67%
Other Information
Nonperforming assets (d)	$45	$52	$58	$63	$36
Net charge-offs (recoveries) - loans and leases	$—	$—	$2	$(1)	$—
Client Assets Under Administration (in billions) (d)(e)
Discretionary client assets under management
PNC Private Bank	$136	$138	$137	$131	$127
Institutional Asset Management	94	96	91	86	83
Total discretionary clients assets under management	230	234	228	217	210
Nondiscretionary client assets under administration	233	238	212	204	201
Total	$463	$472	$440	$421	$411
(a)See note (a) on page 12.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Presented as of period end.
(e)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity tier 1 capital.

Basel III common equity tier 1 capital ratio – Common equity tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III tier 1 capital – Common equity tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO, foreclosed and other assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) – Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Purchased seasoned loans (PSL) – Acquired loans that, at acquisition, have not experienced a more-than-insignificant credit deterioration since origination and are deemed "seasoned". A loan is seasoned if it was purchased more than 90 days after origination and PNC was not involved in the origination of the loan. All loans that are acquired without credit deterioration through a business combination are deemed "seasoned".

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.